COMMITMENTS AND GUARANTEES	12 Months Ended
Jun. 30, 2015
COMMITMENTS AND GUARANTEES

NOTE 17 — COMMITMENTS AND GUARANTEES

Construction and Operating Leases

We have committed $681 million for constructing new buildings, building improvements, and leasehold improvements as of June 30, 2015.

We have operating leases for most U.S. and international sales and support offices, research and development facilities, manufacturing facilities, retail stores, and certain equipment. Rental expense for facilities operating leases was $989 million, $874 million, and $711 million, in fiscal years 2015, 2014, and 2013, respectively. Future minimum rental commitments under non-cancellable facilities operating leases in place as of June 30, 2015 are as follows:

(In millions)

Year Ending June 30,

2016	$863
2017	803
2018	735
2019	611
2020	524
Thereafter	1,617

Total	$5,153

Indemnifications

We provide indemnifications of varying scope and size to certain customers against claims of intellectual property infringement made by third parties arising from the use of our products and certain other matters. We evaluate estimated losses for these indemnifications, and we consider such factors as the degree of probability of an unfavorable outcome and the ability to make a reasonable estimate of the amount of loss. To date, we have not encountered significant costs as a result of these obligations and have not accrued any liabilities related to these indemnifications in our consolidated financial statements.